UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 29, 2009

P. H. Glatfelter Company
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-03560	23-0628360
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

96 S. George Street, Suite 500, York, Pennsylvania		17401
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	717 225 4711

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On April 29, 2009, the shareholders of P. H. Glatfelter Company (the "Company") approved an increase in the number of shares of the Company’s common stock that are available to be awarded under the Company’s Amended and Restated Long-Term Incentive Plan (the "Plan").

The Plan reflects amendments to the 2005 Long-Term Incentive Plan that (1) increase the number of shares of common stock available for awards under the Plan by 4,000,000 shares, from 1,500,000 to 5,500,000; (2) revise certain provisions that determine the number of shares the Company is required to count against the maximum number of shares available under the Plan for substitute awards or for shares reacquired by the Company for payment of taxes or the exercise price of equity awards; (3) incorporate in the Plan certain standard separation from service provisions, which had previously been included in the award agreements, into the Plan; and (4) revise various provisions of the Plan to comply with: (i) Section 409A of the Internal Revenue Code (the "Code"), and the rules and regulations promulgated under that Section of the Code; (ii) other changes in the law; and (iii) accounting considerations that have occurred since the 2005 Plan was originally adopted and approved.

The Plan, which is administered by the Compensation Committee of the Board of Directors, provides for grants of stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, stock awards and other stock-based awards. Eligible participants under the Plan consist of employees, officers, non-employee directors and consultants of the Company as well as individuals to whom an offer of employment or service has been extended. The maximum number of shares available for grant pursuant to awards under the Plan is 5,500,000 and no awards may be granted under the Plan after April 29, 2019. This description is qualified in its entirety by reference to the Plan, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

The following exhibits to this Current Report on Form 8-K are filed herewith:

10.1 - P. H. Glatfelter Company Amended and Restated Long-Term Incentive Plan.

10.2 - Form of Top Management Restricted Stock Unit Award Certificate.

10.3 - Form of Stock Only Stock Appreciation Right Award Certificate.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P. H. Glatfelter Company

May 5, 2009	By:	Thomas G. Jackson

Name: Thomas G. Jackson
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

10.1	P. H. Glatfelter Company Amended and Restated Long-Term Incentive Plan
10.2	Form of Top Management Restricted Stock Unit Award Certificate
10.3	Form of Stock Only Stock Appreciation Right Award Certificate